EXHIBIT 10.14
                       WINDSWEPT ENVIRONMENTAL GROUP, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                  WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation (the "Company"), pursuant to its 2001 Equity Incentive Plan (the "Plan"), has granted to KEVIN PHILLIPS (the "Optionee") a stock option (the "Option") to purchase a total of 100,000 shares (each a "Share," and collectively, the "Shares") of the common stock, par value $.0001 per Share (the "Common Stock") of the Company, at an exercise price of $0.035 per Share (the "Exercise Price"), on the terms and conditions set forth herein and, in all respects, subject to the terms and conditions of the Plan. The date of the grant of the Option is DECEMBER 6, 2004 (the "Date of Grant"). The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

1.      DURATION.

                  Subject to earlier termination as provided herein or under the Plan, the Option shall expire at the close of business on DECEMBER 6, 2014 (the "Termination Date").

2.      WRITTEN NOTICE OF EXERCISE.

                  The Option may be exercised only by delivering to the President or Secretary of the Company, at the Company's principal executive offices, a written notice of exercise substantially in the form described in paragraph 8 hereof.

3.      ANTI-DILUTION PROVISIONS.

        (a) In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Prices of, and number of Shares subject to, outstanding Options under the Plan, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Option but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event, or be rounded up to the nearest whole Share, as determined by the Administrator.

         (b) Upon any Change in Control of the Company, each Option that is outstanding on the date of such Change in Control shall be exercisable in full immediately. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events


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first  occurs:  (i)  any  person  who is not  currently  such  becomes  the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; or (ii) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clause (a) of Section 15.2 of the Plan), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

4.      INVESTMENT REPRESENTATION AND LEGEND OF CERTIFICATES.

                  With respect to the Option and/or Shares issued upon exercise of the Option, Optionee acknowledges and agrees that, for any period in which a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is not effective, Optionee shall hold the Option and will purchase and/or own the Shares solely for investment and not for resale or distribution. The Company shall have the right to place upon the face and/or reverse side of any stock certificate or certificates evidencing the Shares such legend as the Administrator may prescribe for the purpose of preventing disposition of such Shares in violation of the Securities Act.

5.      NON-TRANSFERABILITY.

                  The Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Optionee, except by will or the laws of descent and distribution, or pursuant to a domestic relations order, and shall be exercisable during the lifetime of Optionee only by Optionee or such person receiving such Option pursuant to the laws of descent and distribution or domestic relations order. The terms of this agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

6.      CERTAIN RIGHTS NOT CONFERRED BY OPTION.

                  Optionee shall not, by virtue of holding the Option, be entitled to any rights of a stockholder in the Company. Optionee shall not be considered a record holder of the Shares so purchased for any purpose until the date on which Optionee is actually recorded as the holder of such Shares in the records of the Company.

7.      EXPENSES.

                  The Company shall pay all original issue and transfer taxes with respect to the issuance of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith.

8.      EXERCISE OF OPTIONS.

        (a) The Option is exercisable in full immediately upon the date of grant.

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         (b) The Option shall be exercisable, in whole or in part and from time to time, only by delivery to the Company of an irrevocable written notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by this Option Agreement with respect to such Option, and (d) containing such representations and agreements regarding Optionee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 of the Plan and this Option Agreement.

         (c) Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Optionee by the Administrator and where permitted by law:
             (i) by cancellation of indebtedness of the Company to the Optionee;

             (ii) by surrender of Shares that either (i) have been owned by the Optionee for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Optionee in the public market;

             (iii) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Optionees who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

             (iv) by waiver of compensation due or accrued to the Optionee for services rendered;

             (v) provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or


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             (vi)  by any combination of the foregoing.

        (d) The Company, in its sole discretion, may assist the Optionee in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

        (e) No Shares shall be delivered upon exercise of the Option until all laws, rules and regulations which the Administrator may deem applicable have been complied with.

        (f) In the event of Optionee's death, disability or termination of employment, the exercisability of the Option shall be governed by the provisions of paragraph 5.7 of the Plan, unless such provisions are waived by the Administrator, in its sole discretion.

9.      CONTINUED EMPLOYMENT.

                  Nothing herein shall confer or be deemed to confer on the Optionee any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.




                                        By:     /s/ Michael O'Reilly
                                            ---------------------------------
                                             Name:
                                             Title:  CEO




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          OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR
IN THE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

                  Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this agreement and fully understands all of the terms and provisions of the Option and this agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions rising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


Accepted and agreed as of
the date first set forth above:



             /s/ Kevin J. Phillips
------------------------------------------
Name:       Kevin J. Phillips
Address:    22 Norwood Rd
            NPt. N.Y.  11708


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